Rule 497(d)

                               FT 233
          AMERICA'S LEADING BRANDS GROWTH TRUST, SERIES 3
            BUSINESS SERVICES 2000 GROWTH TRUST SERIES
            FINANCIAL SERVICES GROWTH TRUST, SERIES 4
            INVESTMENT SERVICES GROWTH TRUST, SERIES 3
              PHARMACEUTICAL GROWTH TRUST, SERIES 4
                 TECHNOLOGY GROWTH TRUST, SERIES 7

Supplement to the Prospectus dated January 15, 1998

Notwithstanding anything to the contrary in the Prospectus, broker/dealers and other selling agents who have aggregate purchases of Trust Units from the Sponsor of at least $100,000 on the Initial Date of Deposit or $250,000 on any day thereafter will receive an additional volume concession or agency commission of 0.30% of the Public Offering Price on all purchases of Units of the Trusts.

January 22, 1998